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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) December 28, 2004
                                                        -----------------

                             BOSTONFED BANCORP, INC.
                             -----------------------
             (Exact name of registrant as specified in its charter)

      Delaware                      1-13936                 52-1940834
      --------                      ---------               ----------
(State or other jurisdiction of     (Commission             (IRS Employer
         incorporation)             File Number)            Identification No.)

      17 New England Executive Park, Burlington, Massachusetts     01803
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    (Address of principal executive offices)                     (Zip Code)

       Registrant's telephone number, including area code: (781) 273-0300
                                                           --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 5.04   TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE BENEFIT
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            PLANS.
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      This Form 8-K is being filed to comply with the SEC requirement that notice of a blackout period under the Boston Federal Savings Bank Employees' Savings & Profit Sharing Plan (the "Plan") be given to our directors and executive officers and also be furnished to the SEC under cover of a Form 8-K. The blackout period will suspend trading in the BostonFed Bancorp, Inc. Stock Fund and the employee stock ownership plan for administrative purposes to allow the Plan's recordkeeper to process merger consideration election forms in connection with the merger of BostonFed Bancorp, Inc. with and into Banknorth Group, Inc. The notice being sent to those persons on December 28, 2004 is being filed as Exhibit 99.1 to this Form 8-K and is incorporated by reference into this Item.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.
            ---------------------------------

      (a)   Financial Statements of Businesses Acquired: Not applicable

      (b)   Pro Forma Financial Information: Not applicable

      (c)   Exhibits

            Number            Description
            ------            -----------

            99.1 Notice sent to directors and executive officers of BostonFed Bancorp, Inc. on December 28, 2004




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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         BOSTONFED BANCORP, INC.


Dated: December 28, 2004                 By: /s/ John A. Simas
                                            ------------------------------------
                                            John A. Simas
                                            Executive Vice President, Chief
                                              Financial Officer and Secretary